UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 12, 2017

(Date of earliest event reported)

CDI Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-05519	23-2394430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1735 Market Street, Suite 200

Philadelphia, PA 19103

(Address of principal executive offices, including zip code)

(215) 569-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, CDI Corp., a Pennsylvania corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated July 31, 2017, with Nova Intermediate Parent, LLC, a Delaware limited liability company (“Parent”), and Nova Merger Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on August 14, 2017, Parent and Merger Sub commenced a cash tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock, par value $0.10 per share (the “Shares”), at a purchase price of $8.25 per share (the “Offer Price”), net to the seller in cash, without interest thereon and less any applicable withholding taxes.

The Offer and withdrawal rights expired as scheduled at 9:00 a.m., Philadelphia, Pennsylvania time on Tuesday, September 12, 2017 (the “Expiration Date”). Based on information provided to the Company by Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), as of the expiration of the Offer, a total of 15,504,481 Shares were validly tendered and not validly withdrawn pursuant to the Offer (not including 321,104 Shares tendered pursuant to notices of guaranteed delivery), representing approximately 78% of the then issued and outstanding Shares on a fully diluted basis. The Minimum Tender Condition and all other Offer Conditions (each as defined in the Merger Agreement) having been satisfied, Merger Sub accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On September 13, 2017, pursuant to the terms of the Merger Agreement and in accordance with Section 321(d) of the Pennsylvania Business Corporation Law of 1988, as amended, Merger Sub merged with and into the Company with the Company being the surviving corporation (the “Merger”). Upon completion of the Merger, the Company became a direct wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive the Offer Price, without interest and less any applicable withholding taxes, except for Shares held by the Company (including Shares held by the Company as treasury stock), Parent, or any of their respective subsidiaries or Shares with respect to which dissenters’ rights have been properly and validly perfected pursuant to Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law of 1988, as amended. The Shares will no longer be listed on the New York Stock Exchange (the “NYSE”).

The foregoing summary description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 1, 2017, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, the Company and certain of its subsidiaries entered into a Credit Agreement with PNC Bank, National Association, as administrative agent (the “Administrative Agent”) and collateral agent, and the certain other parties thereto (the “Credit Agreement”). The Credit Agreement provides for a five-year $150,000,000 senior secured revolving credit facility, which credit facility includes a $15,000,000 Canadian sub-facility.

At the Company’s option, the principal balance of U.S. loans outstanding under the Credit Agreement will bear interest at a rate equal to (i) LIBOR plus an applicable margin equal to 2.50% or (ii) a base rate (the “Base Rate”) that is the greatest of: (i) the rate of interest determined from time to time by the Administrative Agent as its “prime rate” as in effect on such day, (ii) the sum of (x) the Federal Funds Open Rate, plus (y) 1/2 of 1.00% per annum, and (iii) the sum of (x) LIBOR plus (y) 1.00%, plus an applicable margin equal to 1.50%. The principal balance of Canadian loans outstanding under the Credit Agreement will bear interest at a rate equal to the rate of interest determined from time to time by the Administrative Agent as its “reference rate” as in effect on such day plus an applicable margin equal to 1.50%.

The Company borrowed $100,000,000 under the Credit Agreement on the Closing Date. The Credit Agreement includes covenants requiring the Company to maintain certain financial ratios. The Company used the proceeds of the revolving loans funded on the Closing Date to (i) fund a portion of the consideration for the Merger, (ii) refinance prior debt, and (iii) pay fees, expenses and other transaction costs. The Company may use proceeds of loans under the revolving credit facility after the Closing Date for working capital purposes.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 2.01, which description is incorporated herein by reference, the Company notified the NYSE of the consummation of the Merger and requested that the NYSE file with the SEC a Form 25 Notification of Removal of Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NYSE was suspended as of the close of business on September 13, 2017. The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Merger, each of Walter R. Garrison, Joseph L. Carlini, Michael J. Emmi, Lawrence C. Karlson, Ronald J. Kozich, Anna M. Seal, Albert E. Smith and Barton J. Winokur voluntarily resigned from the Company’s board of directors. In accordance with the terms of the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Michael Greene, Jonathan Nemo and Kirk Konert, became the directors of the Company.

Biographical information for Messrs. Greene, Nemo and Konert is included in Parent and Merger Sub’s Tender Offer Statement on Schedule TO filed on August 14, 2017 with the SEC, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s articles of incorporation and the Company’s by-laws were amended and restated in their entirety. The amended and restated articles of incorporation of the Company are attached hereto as Exhibit 3.1 and are incorporated herein by reference. The amended and restated by-laws of the Company are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01.	Other Events.

A copy of the press release issued by Parent on September 12, 2017 regarding the expiration and results of the Offer and filed as Exhibit (a)(1)(H) to the Schedule TO-T/A filed by Parent and Merger Sub with the SEC on September 13, 2017 is incorporated herein by reference as Exhibit 99.1.

A copy of the press release issued by Parent on September 13, 2017 regarding the completion of the acquisition of the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following Exhibits are filed herewith or incorporated herein by reference:

2.1	Agreement and Plan of Merger, dated July 31, 2017, by and among CDI Corp., Nova Intermediate Parent, LLC and Nova Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to CDI Corp.’s Current Report on Form 8-K filed on August 1, 2017).

3.1	Amended and Restated Articles of Incorporation of CDI Corp. (filed herewith).

3.2	By-Laws of CDI Corp. (filed herewith).

99.1	Press Release, dated September 12, 2017 (incorporated by reference to Exhibit (a)(1)(H) to Parent and Merger Sub’s Schedule TO-T/A filed with the SEC on September 13, 2017).

99.2	Press Release, dated September 13, 2017 (filed herewith).

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 31, 2017, by and among CDI Corp., Nova Intermediate Parent, LLC and Nova Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to CDI Corp.’s Current Report on Form 8-K filed on August 1, 2017).

3.1	Amended and Restated Articles of Incorporation of CDI Corp. (filed herewith).

3.2	Amended and Restated By-Laws of CDI Corp. (filed herewith).

99.1	Press Release, dated September 12, 2017 (incorporated by reference to Exhibit (a)(1)(H) to Parent and Merger Sub’s Schedule TO-T/A filed with the SEC on September 13, 2017).

99.2	Press Release, dated September 13, 2017 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2017	CDI CORP.

	By:	/s/ Brian D. Short
Brian D. Short
Executive Vice President, Chief Administrative Officer and General Counsel